UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023 (May 5, 2023)

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza, 10th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

First Lien, Second Lien and Third Lien Notes Indentures

On May 5, 2023, WeWork Companies LLC (the “Issuer”) and WW Co-obligor Inc. (the “Co-Obligor” and, together with the Issuer, the “Issuers”), each a subsidiary of WeWork Inc. (the “Company”), consummated the previously announced offers to exchange (each an “Exchange Offer” and, together , the “Exchange Offers”) any and all of the Issuers’ 7.875% Senior Notes due 2025 (the “Old 7.875% Notes”) and 5.00% Senior Notes due 2025, Series II (the “Old 5.00% Notes” and, together with the Old 7.875% Notes, the “Old Notes”). In connection with the consummation of the Exchange Offers, the Issuers entered into (i) that certain First Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (the “First Lien Notes Indenture”), by and among the Issuers, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity the “Collateral Agent”), and issued $525 million in aggregate principal amount of 15.00% (7.00% Cash/8.00% PIK) First Lien Senior Secured PIK Notes due 2027, Series I (the “First Lien Notes”), thereunder, (ii) that certain Second Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (the “Second Lien Notes Indenture”), by and among the Issuers, the guarantors party thereto, the Trustee and the Collateral Agent, and issued $687 million in aggregate principal amount of 11.00% (5.00% Cash/6.00% PIK) Second Lien Senior Secured PIK Notes due 2027 (the “Second Lien Notes”) thereunder and (iii) that certain Third Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023, by and among the Issuers, the guarantors party thereto, the Trustee and the Collateral Agent, and issued $23 million in aggregate principal amount of 12.00% Third Lien Senior Secured PIK Notes due 2027 (the “Third Lien Notes”) thereunder.

First Lien Notes Indenture

Overview

In connection with the settlement of the Exchange Offers, the Issuers issued and sold $500 million in aggregate principal amount of First Lien Notes under the First Lien Notes Indenture to certain holders of Old Notes participating in the Exchange Offers. In addition, the Issuers issued $25 million in aggregate principal amount of additional First Lien Notes under the First Lien Notes Indenture to certain holders of Old Notes party to that certain Backstop Commitment Agreement, dated as of March 17, 2023, by and among the Issuers and the other parties thereto, as backstop commitment fee.

The First Lien Notes Indenture governs three series of notes, with same terms: (i) the $525 million in aggregate principal amount of First Lien Notes (15.00% First Lien Senior Secured PIK Notes due 2027, Series I), (ii) the up to $300 million in aggregate principal amount of SoftBank Delayed Draw Notes (as defined below) (15.00% First Lien Senior Secured PIK Notes due 2027, Series II) that may be issued and sold by the Issuers from time to time to SVF II (as defined below) pursuant to the First Lien NPA (as defined below) and (iii) the up to $175 million in aggregate principal amount of 15.00% First Lien Senior Secured PIK Notes due 2027, Series III, that may be issued and sold by the Issuers from time to time to a third party investor (the “Third Party Investor”) pursuant to that certain Securities Purchase and Commitment Agreement, dated as of March 17, 2023 (the “Third Party SPA”), by and among the Company, the Issuers and the Third Party Investor.

Interest, Security and Guarantees

The First Lien Notes will mature on August 15, 2027 and bear interest at a rate of 15.00% per annum, payable semi-annually in arrears, with 7.00% payable in cash and 8.00% payable in the form of PIK Interest (as defined, and in accordance with the terms set forth, in the First Lien Notes Indenture).

The First Lien Notes and the related guarantees are secured by a first-priority security interest (subject to permitted liens) in the existing and future assets of the Issuers and the Subsidiary Guarantors (as defined below) (other than cash collateral for the Issuer’s letter of credit facilities and certain other exceptions) that secure the Issuer’s letter of credit facilities, the other secured notes and certain other secured indebtedness of the Issuers or any Subsidiary Guarantors in excess of a specified threshold, subject to permitted liens and certain exceptions described herein (the “Collateral”).

The First Lien Notes are guaranteed, jointly and severally, fully and unconditionally, on a senior first-priority basis by each of the Issuer’s wholly-owned restricted subsidiaries that guarantee the Issuer’s obligations under the senior letter of credit facility and junior letter of credit facility under the Credit Agreement, dated as of December 27, 2019 (as amended, waived or otherwise modified from time to time) and certain other subsidiaries of the Issuer (collectively, the “Subsidiary Guarantors”). In addition, the First Lien Notes are guaranteed fully and unconditionally, on a senior unsecured basis, by the Company.

Redemption

Prior to November 1, 2024, the Issuers may redeem the First Lien Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest (including PIK Interest), if any, to (but not including) the applicable redemption date, plus the applicable “make-whole” premium.

In addition, at any time and from time to time prior to November 1, 2024, the Issuer may redeem up to 35% of the aggregate principal amount of First Lien Notes at a redemption price equal to 115% of the principal amount thereof, plus accrued and unpaid interest (including PIK Interest), if any, to (but not including) the redemption date, with an amount not to exceed the net cash proceeds from certain equity offerings.

At any time and from time to time on or after November 1, 2024, the Issuer may redeem the First Lien Notes, in whole or in part, at redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest (including PIK Interest), if any, to (but not including) the applicable redemption date.

Change of Control

If a Change of Control (as defined in the First Lien Notes Indenture) occurs, the Issuer is required to make an offer to purchase all of the First Lien Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of purchase.

Covenants and Events of Default

The terms of the First Lien Notes Indenture, among other things, substantially limit the Issuer’s ability to (i) declare or pay any dividend or make any distribution; (ii) purchase, redeem, or retire any equity interests of the Issuer held by persons other than the Issuer or a restricted subsidiary; (iii) make any principal payment on, or purchase, repurchase, redeem, or defease any restricted debt; or (iv) make any restricted investment. These covenants are subject to limited exceptions, limitations and qualifications that are described in the First Lien Notes Indenture.

The First Lien Notes Indenture provides for customary events of default (subject in certain cases to grace and cure periods), including with respect to payment defaults, failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important exceptions, limitations and qualifications that are described in the First Lien Notes Indenture.

The foregoing summary of the First Lien Notes Indenture and the First Lien Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Lien Notes Indenture, which is filed as Exhibit 4.1 hereto, and the form of First Lien Notes, which is filed as Exhibit 4.2 hereto, each of which is incorporated by reference into this Item 1.01.

Second Lien Notes Indenture

In connection with the consummation of the Exchange Offers, the Issuers issued $687 million in aggregate principal amount of Second Lien Notes under the Second Lien Notes Indenture.

The terms of the Second Lien Notes are substantially similar to the terms of the First Lien Notes, except that: (i) the Second Lien Notes bear interest at a rate of 11.00% per annum, payable semi-annually in arrears, with 5.00% per annum payable in cash and 6.0% per annum payable in the form of PIK Interest (as defined, and in accordance with the terms set forth, in the First Lien Notes Indenture), (ii) the Second Lien Notes are secured by a second-priority lien on the Collateral and (iii) at any time and from time to time on or after the issue date, the Issuer may redeem the Second Lien Notes, in whole or in part, at 101.0% of the principal amount thereof, plus accrued and unpaid interest (including PIK Interest), if any, to (but not including) the applicable redemption date.

The foregoing summary of the Second Lien Notes Indenture and the Second Lien Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Lien Notes Indenture, which is filed as Exhibit 4.3 hereto, and the form of Second Lien Notes, which is filed as Exhibit 4.4 hereto, each of which is incorporated by reference into this Item 1.01.

Third Lien Notes Indenture

In connection with the consummation of the Exchange Offers, the Issuers issued $270 million in aggregate principal amount of Third Lien Notes under the Third Lien Notes Indenture.

The terms of the Third Lien Notes are substantially similar to the terms of the First Lien Notes, except that: (i) the Third Lien Notes bear interest at a rate of 12.00% per annum, payable semi-annually in arrears solely in the form of PIK Interest (as defined, and in accordance with the terms set forth, in the Third Lien Notes Indenture), (ii) the Third Lien Notes are secured by a third-priority lien on the Collateral and (iii) at any time and from time to time on or after the issue date, the Issuer may redeem the Third Lien Notes, in whole or in part, at 101.0% of the principal amount thereof, plus accrued and unpaid interest (including PIK Interest), if any, to (but not including) the applicable redemption date.

The foregoing summary of the Third Lien Notes Indenture and the Third Lien Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Lien Notes Indenture, which is filed as Exhibit 4.5 hereto, and the form of Third Lien Notes, which is filed as Exhibit 4.6 hereto, each of which is incorporated by reference into this Item 1.01.

Exchange Agreement, Exchangeable Notes Indentures and First Lien NPA

On May 5, 2023, in connection with the consummation of the Exchange Offers, and in accordance with the Transaction Support Agreement, dated as of March 17, 2023 (the “TSA”), the Issuers and SVF II Aggregator (Jersey) LP (“SVF II Aggregator”), SVF II WW Holdings (Cayman) Limited (“SVF II WW Holdings” and, together with SVF II Aggregator, the “SoftBank Unsecured Noteholders”)

and SoftBank Vision Fund II-2 L.P. (“SVF II” and, together with the SoftBank Unsecured Noteholders, the “SoftBank Parties”) entered into certain agreements and consummated certain transactions as described below.

Exchange Agreement and Exchangeable Indentures

Pursuant to that certain Exchange Agreement, dated as of May 5, 2023 (the “Exchange Agreement”), by and among the Company, the Issuers and the SoftBank Parties, the following transactions were consummated on May 5, 2023:

•

the exchange of all of the $1.65 billion in aggregate principal amount of the Issuers’ 5.00% Senior Notes due 2025, Series I, outstanding for (i) $187.5 million in aggregate principal amount of the Issuers’ 11.00% Second Lien Exchangeable Senior Secured PIK Notes due 2027 (the “Second Lien Exchangeable Notes”), issued pursuant to that certain Second Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (the “Second Lien Exchangeable Notes Indenture”), by and among the Issuers, the guarantors party thereto, the Trustee and the Collateral Agent, (ii) $269.6 million in aggregate principal amount of the Issuers’ 12.00% Third Lien Exchangeable Senior Secured PIK Notes due 2027 (the “Third Lien Exchangeable Notes” and, together with the Second Lien Exchangeable Notes, the “Exchangeable Notes”), issued pursuant to that certain Third Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (the “Third Lien Exchangeable Notes Indenture”), by and among the Issuers, the guarantors party thereto, the Trustee and the Collateral Agent and (iii) 1,112,900,605 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) (the foregoing transactions, the “SoftBank Exchange”); and

•

(i) the redemption of all of the $300 million in aggregate principal amount of Senior Secured Notes due 2025 (the “Secured Notes”) outstanding under that certain Senior Secured Notes Indenture, dated as of January 3, 2023, (ii) the termination of SVF II’s commitment to purchase up to $500 million in aggregate principal amount of Secured Notes pursuant to that certain Amended and Restated Master Senior Secured Notes Note Purchase Agreement, dated as of October 20, 2021 (as amended, waived or otherwise modified from time to time, the “Secured NPA”), by and among the Issuers and SVF II and (iii) the entry into the First Lien NPA (as defined below) (the foregoing transactions, the “SoftBank Rollover”).

The foregoing summary of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Exchange Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Second Lien Exchangeable Notes Indenture

In connection with the consummation of the SoftBank Exchange, the Issuers issued $187.5 million in aggregate principal amount of Second Lien Exchangeable Notes under the Second Lien Exchangeable Notes Indenture.

Interest, Security and Guarantees

The Second Lien Exchangeable Notes will mature on August 15, 2027 and bear interest at a rate of interest at a rate of 11.00% per annum, payable semi-annually in arrears, with 5.00% per annum payable in cash and 6.0% per annum payable in the form of PIK Interest (as defined, and in accordance with the terms set forth, in the Second Lien Exchangeable Notes Indenture).

The Second Lien Exchangeable Notes and the related guarantees are secured by a second-priority security interest (subject to permitted liens) on the Collateral.

The Second Lien Exchangeable Notes are guaranteed, jointly and severally, fully and unconditionally, on a senior second-priority basis by the Subsidiary Guarantors. In addition, the Second Lien Exchangeable Notes are guaranteed fully and unconditionally, on a senior unsecured basis, by the Company.

Redemption

At any time and from time to time on or after the issue date, the Issuer may redeem the Second Lien Exchangeable Notes, in whole or in part, at 101.0% of the principal amount thereof, plus accrued and unpaid interest (including PIK Interest), if any, to (but not including) the applicable redemption date.

Change of Control

If a Change of Control (as defined in the Second Lien Exchangeable Notes Indenture) occurs, the Issuer is required to make an offer to purchase all of the Second Lien Exchangeable Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of purchase.

Covenants and Events of Default

The terms of the Second Lien Exchangeable Notes Indenture, among other things, substantially limit the Issuer’s ability to (i) declare or pay any dividend or make any distribution; (ii) purchase, redeem, or retire any equity interests of the Issuer held by persons other than the Issuer or a restricted subsidiary; (iii) make any principal payment on, or purchase, repurchase, redeem, or defease any restricted debt; or (iv) make any restricted investment. These covenants are subject to limited exceptions, limitations and qualifications that are described in the Second Lien Exchangeable Notes Indenture.

The Second Lien Exchangeable Notes Indenture provides for customary events of default (subject in certain cases to grace and cure periods), including with respect to payment defaults, failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important exceptions, limitations and qualifications that are described in the Second Lien Exchangeable Notes Indenture.

Exchange Mechanics

At any time prior to the close of business on the second scheduled trading day immediately preceding the final maturity date of the Second Lien Exchangeable Notes, holders of the Second Lien Exchangeable Notes shall have the right, at their option, to surrender for exchange all or a portion of the Second Lien Exchangeable Notes at the Exchange Rate (as defined in the Second Lien Exchangeable Notes Indenture). The Exchange Rate is initially set at 832.8614 shares of Class A Common Stock per $1,000 in principal amount exchanged, which reflects a price of $1.20068 per share of Class A Common Stock, which price is equal to 130% the Common Equity VWAP (as defined in the Second Lien Exchangeable Notes Indenture). The Exchange Rate is subject to customary adjustments and anti-dilution protections. The Issuer may satisfy its exchange obligation either solely in cash, with shares of Class A Common Stock of the Company or with a combination of cash and shares of Class A Common Stock of the Company.

On or after November 5, 2024, and at any time until the close of business on the second scheduled trading day immediately preceding the final maturity date of the Second Lien Exchangeable Notes, if at any time (i) Wholly Owned Net Cash and Cash Equivalents and availability under Debt Facilities (each as defined in the Second Lien Exchangeable Notes Indenture) existing on the issue date is greater than $250 million and (ii) the Daily VWAP (as defined in the Second Lien Exchangeable Notes Indenture) of the shares of Class A Common Stock for a least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days is greater than or equal to 250% of the Common Equity VWAP, the Issuer shall be required to exchange all of the then outstanding principal amount of Second Lien Exchangeable Notes at the Exchange Rate then in effect.

The foregoing summary of the Second Lien Exchangeable Notes Indenture and the Second Lien Exchangeable Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Lien Exchangeable Notes Indenture, which is filed as Exhibit 4.7 hereto, and the form of Second Lien Exchangeable Notes, which is filed as Exhibit 4.8 hereto, each of which is incorporated by reference into this Item 1.01.

Third Lien Exchangeable Notes Indenture

The terms of the Third Lien Exchangeable Notes are substantially similar to the terms of the Second Lien Exchangeable Notes, except that: (i) the Third Lien Exchangeable Notes bear interest at a rate of 12.00% per annum, payable semi-annually in arrears solely in the form of PIK Interest (as defined, and in accordance with the terms set forth, in the Third Lien Exchangeable Notes Indenture) and (ii) the Third Lien Exchangeable Notes are secured by a third-priority lien on the Collateral.

The foregoing summary of the Third Lien Exchangeable Notes Indenture and the Third Lien Exchangeable Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Lien Exchangeable Notes Indenture, which is filed as Exhibit 4.9 hereto, and the form of Third Lien Exchangeable Notes, which is filed as Exhibit 4.10 hereto, each of which is incorporated by reference into this Item 1.01.

First Lien NPA

In connection with the SoftBank Rollover, the Issuers and SVF II entered into that certain Master First Lien Senior Secured PIK Notes Note Purchase Agreement, dated as of May 5, 2023 (the “First Lien NPA”), pursuant to which the Issuers agreed to issue and sell, at their option, and SVF II agreed to purchase, from time to time, up to $300 million in aggregate principal amount of 15.00% First Lien Senior Secured PIK Notes due 2027, Series II (the “SoftBank Delayed Draw Notes”), issued under the First Lien Notes Indenture. The SoftBank Delayed Draw Notes have the same terms, and are issued under the same indenture, but as a separate series, as the First Lien Notes.

The foregoing summary of the First Lien NPA does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Lien NPA, which is filed as Exhibit 10.2 hereto and incorporated by reference into this Item 1.01.

Registration Rights Agreement

In connection with the consummation of the Exchange Offers, the SoftBank Exchange and the Third Party Equity Sale (as defined below), and in accordance with the TSA, the Company entered into that certain Registration Rights Agreement, dated as of May 5, 2023 (the “Registration Rights Agreement”), with the SoftBank Unsecured Noteholders, the Third Party Investor and certain other holders who participated in the Exchange Offers (collectively, the “Holders”). Pursuant to the

Registration Rights Agreement, the Company must use its reasonable best efforts to file (i) a first registration statement registering the resale of the shares of Class A Common Stock issued to the Holders in connection with the transactions described in this Current Report on Form 8-K, no later than the first business day following the consummation of the Exchange Offers and (ii) a second registration statement to register the resale of the shares of Class A Common Stock issued to certain other holders who participated in the Exchange Offers and who provides certain registration information by a certain date as set forth therein, no later than the 20th business day after the consummation of the Exchange Offers.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Registration Rights Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference into this Item 1.01.

Amended and Restated Stockholders Agreement

On May 5, 2023, the Company entered into an Amended and Restated Stockholders Agreement, by and among (i) the Company, (ii) SVF Endurance (Cayman) Limited (“SVF I”), (iii) SVF II WW Holdings and (iv) Benchmark Capital Partners VII (AIV), L.P. (the “Benchmark Investor” and together with SVF I and SVF II WW Holdings, the “Stockholders” and each a “Stockholder”) (the “Amended and Restated Stockholders Agreement”), which amended and restated the Company’s existing Stockholders Agreement, dated as of October 20, 2021 (the “Original Stockholders Agreement”).

The Amended and Restated Stockholders Agreement restates the terms of the Original Stockholders Agreement and, among other things, provides (i) for the appointment of two directors not designated by SVF I and SVF II WW Holdings (the “Independent Directors”), who as of May 5, 2023, were Daniel Hurwitz and Vivek Ranadivé and (ii) for the appointments of Alex Clavel, Vikas Parekh and David Tolley to the board of directors of the Company (the “Board”). The composition of the Board remains the same as was constituted immediately prior to the Company’s entry into the Amended and Restated Stockholders Agreement.

The Amended and Restated Stockholders Agreement also provides that (i) if, at any time the number of directors entitled to be designated by a Stockholder, decreases, then such Stockholder and the Company shall take all Necessary Action (as defined in the Amended and Restated Stockholders Agreement) to cause a sufficient number of directors designated by such Stockholder to resign from the Board at or prior to the end of such designated director’s term (as may be determined by the Independent Directors) and (ii) that if a vacancy on the Board arises as a result of (x) the Benchmark Investor or Insight Partners losing their Board designation rights or declining to exercise such rights, (y) the designation rights of SVF I or SVF II WW Holdings stepping down in accordance with the terms of the Amended and Restated Stockholders Agreement or (z) the death, removal or resignation of a director who was not nominated by any of the Stockholders, then such ensuing vacancy in each case shall be filled by a majority vote of the Independent Directors or a committee consisting entirely of Independent Directors.

The Amended and Restated Stockholders Agreement also modifies the Original Stockholders Agreement to provide that, so long as SVF I and SVF II WW Holdings collectively hold a number of shares of Class A Common Stock and Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock”), of the Company, representing in excess of 49.90% of the then-outstanding voting securities of the Company, SVF I and SVF II WW Holdings shall take all Necessary Action to cause the voting restrictions set forth in Article V, Part A, Section 7 of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to remain in full force and effect.

Additionally, the Amended and Restated Stockholders Agreement provides that, so long as SVF I and SVF II WW Holdings collectively hold a number of shares of Class A Common Stock and Class C Common Stock representing at least 25% of the then-outstanding voting securities of the Company, (i) SVF I and SVF II WW Holdings are prohibited from taking any external actions to acquire the Company, or increasing their respective ownership of the Company’s voting securities, without first discussing such transaction with the Independent Directors, including as to the use of appropriate protections in such transaction for the potential benefit of the Company’s stockholders other than SVF I and SVF II WW Holdings and (ii) the Company shall not, without the approval of a majority of the Independent Directors, amend, modify, supplement or waive any material terms of the Company’s related party transaction policy.

The foregoing summary of the Amended and Restated Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amended and Restated Stockholders Agreement, which is filed as Exhibit 10.4 hereto and incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement

On May 5, 2023, in connection with the consummation of the SoftBank Rollover and pursuant to the Exchange Agreement, the Issuers and SVF II terminated SVF II’s commitment to purchase up to $500 million in aggregate principal amount of Secured Notes under the Secured NPA.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “First Lien, Second Lien and Third Lien Notes Indentures” and “Exchange Agreement, Exchangeable Notes Indentures and First Lien NPA” are incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Exchange Agreement, Exchangeable Notes Indentures and First Lien NPA” are incorporated herein by reference.

On May 5, 2023, the Company and the Issuers, as applicable, issued the following securities (among other securities):

•	250,373,598 shares of Class A Common Stock to holders of Old Notes participating in the Exchange Offers (the “Exchange Offers Shares”);

•	35,000,000 shares of Class A Common Stock to the third party investor pursuant to the Third Party SPA (the “Third Party Shares” and, such issuance, the “Third Party Equity Sale”);

•	1,112,900,605 shares of Class A Common Stock to SVF II WW Holdings pursuant to the Exchange Agreement and in connection with the SoftBank Exchange (the “SoftBank Exchange Shares”);

•

$187.5 million in aggregate principal amount of Second Lien Exchangeable Notes, which may be exchanged for 201,126,083 shares of Class A Common Stock at the current Exchange Rate, subject to the terms and conditions set forth in the Second Lien Exchangeable Notes Indenture; and

•

$269.6 million in aggregate principal amount of Third Lien Exchangeable Notes, which may be exchanged for 369,904,095 shares of Class A Common Stock at the current Exchange Rate, subject to the terms and conditions set forth in the Third Lien Exchangeable Notes Indenture.

The Exchange Offers Shares, the Third Party Shares, the SoftBank Exchange Shares, the shares of Class A Common Stock exchangeable for the Second Lien Exchangeable Notes and the shares of Class A Common Stock exchangeable for the Third Lien Exchangeable Notes are collectively referred to as the “Shares.”

The offerings of the Shares, the Exchangeable Notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Shares, the Exchangeable Notes and the related guarantees were or will be issued in reliance upon the exemption provided in Section 4(a)(2) and/or Section 3(a)(9) of the Securities Act. The Exchangeable Notes are exchangeable for a certain number of shares of Class A Common Stock, as described in Item 1.01 of this Current Report on Form 8-K.

Item 8.01	Other Events

As previously announced, on April 16, 2023, following the receipt of the requisite consents in the consent solicitations commenced concurrently with the Exchange Offers, the Issuers entered into (i) the Fourteenth Supplemental Indenture, dated as of April 16, 2023 (the “Fourteenth Supplemental Indenture”), to the Senior Notes Indenture, dated as of April 30, 2018 (as amended or otherwise modified from time to time, the “Old 7.875% Notes Indenture”), governing the Old 7.875% Notes and (ii) the Fourth Supplemental Indenture, dated as of April 16, 2023 (the “Fourth Supplemental Indenture” and, together with the Fourteenth Supplemental Indenture, the “Supplemental Indentures”), to the Amended and Restated Senior Notes Indenture, dated as of December 16, 2021 (as amended or otherwise modified from time to time, the “Old 5.00% Notes Indenture” and, together with the Old 7.875% Notes Indenture, the “Old Indentures”), governing the Old 5.00% Notes. The Supplemental Indentures eliminated substantially all of the restrictive covenants, eliminated certain events of default, modified covenants regarding mergers and consolidations and modified or eliminated certain other provisions, including certain provisions relating to future guarantors and defeasance contained in the Old Notes Indentures and the Old Notes. Upon the consummation of the Exchange Offers on May 5, 2023, the Supplemental Indentures became operative.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	First Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.2	Form of 15.000% First Lien Senior Secured PIK Notes due 2027 (included as Exhibit A to Exhibit 4.1 hereto).

4.3	Second Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.4	Form of 11.000% Second Lien Senior Secured PIK Notes due 2027 (included as Exhibit A to Exhibit 4.3 hereto).

4.5	Third Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.6	Form of 12.000% Third Lien Senior Secured PIK Notes due 2027 (included as Exhibit A to Exhibit 4.5 hereto).

4.7	Second Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.8	Form of 11.000% Second Lien Exchangeable Senior Secured PIK Notes due 2027 (included as Exhibit A to Exhibit 4.7 hereto).

4.9	Third Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.10	Form of 12.000% Third Lien Exchangeable Senior Secured PIK Notes due 2027 (included as Exhibit A to Exhibit 4.9 hereto).

10.1	Exchange Agreement, dated as of May 5, 2023, by and among WeWork Inc., WeWork Companies LLC, WW Co-Obligor Inc., SVF II Aggregator (Jersey) LP, SVF II WW Holdings (Cayman) Limited and SoftBank Vision Fund II-2 L.P.

10.2	Master First Lien Senior Secured PIK Notes Note Purchase Agreement, dated as of May 5, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc. and SoftBank Vision Fund II-2 L.P.

10.3	Registration Rights Agreement, dated as of May 5, 2023, by and among WeWork Inc. and the holders listed thereto.

10.4	Amended and Restated Stockholders Agreement, dated as of May 5, 2023, by and among WeWork Inc., SVF Endurance (Cayman) Limited, SVF II WW Holdings (Cayman) Limited and Benchmark Capital Partners VII (AIV), L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2023	WEWORK INC.

	By:	/s/ Andre Fernandez
Name: Andre Fernandez
Title: Chief Financial Officer